MATRIX ADVISORS VALUE FUND, INC.
                                  (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 19, 2003
                    TO THE PROSPECTUS DATED OCTOBER 28, 2003
                (AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 7, 2003)

     Proposed Reorganization
     -----------------------

     In  view of the  ongoing  investigations  and  allegations  against  Strong
Capital Management, Inc. ("Strong"), the Board of Directors of the Fund has determined that the proposed reorganization of the Fund discussed on pages 6-7 of the Prospectus would not be in the best interests of the Fund and its shareholders at this time. Accordingly, the shareholder meeting of the Fund was adjourned on December 12, 2003, without action, and the reorganization agreement has terminated.

     In connection with the proposed reorganization of the Fund, Matrix Asset Advisors, Inc. (the "Advisor") had agreed to sell its business relating to the management of the Fund's assets to Strong, subject to various conditions including shareholder approval of the proposed reorganization. As it was not appropriate, given the pending allegations concerning trading activity at Strong, to complete the reorganization by the expiration of the period for holding the shareholder meeting (December 13, 2003), the Advisor and Strong entered into an agreement providing Strong the option to acquire that portion of the Advisor's business on or before December 13, 2004, subject to a variety of conditions including the reorganization of the Fund in substantially the same manner as was originally contemplated. The Fund is not a party to the agreement and is not obligated to proceed with any such reorganization. The Advisor and the Board of Directors of the Fund will continue to monitor the ongoing investigations and allegations against Strong, and may in the future reconsider whether such a reorganization would be in the best interests of the Fund and its shareholders.

     Redemption Fee
     --------------

     The first paragraph under the heading, "How to Sell Shares" on page 10 of the Prospectus is replaced in its entirety with the following:

          You may sell (redeem) your Fund shares on any date the Fund and the New York Stock Exchange ("NYSE") are open for business. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than two months, as indicated in the "Fees and Expenses" table

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     on page 5 of the  Prospectus.  Although  the Fund has the goal of  applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the
     redemption  fee  to  redemptions   that  do  not  indicate   market  timing
     strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

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